As filed with the Securities and Exchange Commission on July 7, 2014
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21342
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders
The following are copies of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Neuberger Berman
High Yield Strategies
Fund Inc.

Semi-Annual Report

April 30, 2014

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
SCHEDULE OF INVESTMENTS	6
FINANCIAL STATEMENTS	19
FINANCIAL HIGHLIGHTS/PER SHARE DATA	31
Distribution Reinvestment Plan	33
Directory	35
Proxy Voting Policies and Procedures	36
Quarterly Portfolio Schedule	36
Privacy Notice	Located after the Fund's Report

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund Inc. for the six months ended April 30, 2014. The report includes a portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

On March 3, 2014, Daniel Doyle, CFA, a Neuberger Berman managing director, was named portfolio co-manager of the Fund. He joins portfolio co-managers Ann H. Benjamin, Thomas P. O'Reilly and Russ Covode.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.

Neuberger Berman High Yield Strategies Fund Inc. Portfolio Commentary

Neuberger Berman High Yield Strategies Fund Inc. generated a 5.98% total return on a net asset value (NAV) basis for the six months ended April 30, 2014 and outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 4.76% return for the period. (Fund performance on a market price basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance.

The overall fixed income market experienced periods of volatility but generated a modest gain during the six-month reporting period. We believe sentiment was impacted by a number of factors, including mixed global economic data, asset purchase tapering by the U.S. Federal Reserve (Fed) and geopolitical tensions. The high yield market posted positive returns during all six months of the period and significantly outperformed equal-duration Treasuries. Supporting the high yield market were generally robust investor demand, low defaults and corporate profits that often exceeded expectations. For the six months ended April 30, 2014, CCC-rated (a relatively low rating) and lower-rated securities and BB-rated securities (rated higher) in the benchmark returned 5.79% and 4.67%, respectively.

Security selection in the aggregate was a negative for the Fund's performance relative to the index. The largest detractors came from our holdings in the metals & mining, utilities and media-diversified sectors. This was somewhat mitigated by positive security selection in technology & electronics, telecommunications and support services.

Sector positioning, overall, detracted from relative performance during the reporting period. In particular, underweights in banking and paper, along with an overweight in gaming, were negative for results. This was partially offset by our overweights in media-broadcast, printing & publishing and technology & electronics.

The Fund's quality biases produced mixed results during the reporting period. The Fund's initial underweight allocation to BB-rated securities, along with an overweight allocation to CCC-rated securities, contributed positively to performance. While security selection of CCC-rated securities was beneficial, this was more than offset by security selection of B-rated securities.

We made several adjustments to the portfolio during the reporting period. We increased the Fund's allocation to B-rated bonds, moving from an underweight to an overweight position. We reduced the portfolio's allocation to CCC-rated securities, further paring its exposure versus the index. Elsewhere, we increased the Fund's out-of-index allocation to bank loans from approximately 4.3% to 5.6% of the portfolio.

The Fund's use of derivatives detracted from performance during the reporting period.

While spreads have meaningfully tightened since the credit crisis, we continue to have a positive outlook for the high yield market. In our view, fundamentals continue to be solid, with corporate balance sheets that, in our opinion, are by and large flush with cash. Furthermore, numerous companies have taken advantage of low rates to reduce their borrowing costs and extend maturities. Against this backdrop, we anticipate that defaults will remain well below their long-term average. While we believe investor demand should continue to be solid overall, there could be periods of risk aversion. This could be triggered by a number of factors, including uncertainties surrounding the global economy, as well as geopolitical issues.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY, RUSS COVODE AND DANIEL DOYLE
PORTFOLIO CO-MANAGERS

The composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of Fund shares, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL

High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY

DISTRIBUTION

(as a % of Total Investments)
Less than One Year	3.3%
One to less than Five Years	19.8
Five to less than Ten Years	69.6
Ten Years or Greater	7.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 04/30/2014	Average Annual Total Return Ended 04/30/2014
			1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	5.98%	8.48%	21.16%	11.04%	11.49%
At Market Price[3]	07/28/2003	5.22%	5.04%	21.57%	10.32%	10.13%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]		4.76%	6.29%	15.78%	8.69%	9.04%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund common shares.

The investment return and market price will fluctuate and common shares may trade at prices below NAV. Fund common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not waived a portion of its investment management fees during certain of the periods shown. Please see the Financial Highlights for additional information regarding fee waivers.

Endnotes

1  The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2  Returns based on the NAV of the Fund.

3  Returns based on the market price of Fund common shares on the NYSE MKT.

4  Please see "Description of Index" on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Management at (800) 877-9700, or visit our website at www.nb.com.

Description Index

BofA Merrill Lynch US High Yield Master II Constrained Index

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligationsµ (8.0%)
All Telecom (0.5%)
$732,600	Integra Telecom, Term Loan B, 5.25%, due 2/22/19	$734,431
585,000	Level 3 Financing Inc., Term Loan B, 4.00%, due 1/15/20	585,913
		1,320,344
Automotive (0.4%)
1,227,600	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	1,246,014
Building & Development (0.2%)
560,181	Realogy Corporation, Term Loan B, 3.75%, due 3/5/20	558,501
Chemicals & Plastics (0.2%)
655,050	Dupont Performance Coatings, Term Loan B, 4.00%, due 2/1/20	652,679
Electronics—Electrical (1.6%)
3,030,000	Avago Technologies, First Lien Term Loan B1, due 12/16/20	3,037,999	¢^^
726,883	Datatel-Sophia LP, Term Loan B-1, 4.00%, due 7/19/18	726,658
864,145	Freescale Semiconductor, Term Loan B-4, 4.25%, due 2/28/20	862,796	¢^^
		4,627,453
Equipment Leasing (0.2%)
655,000	International Lease Finance Co., Term Loan, 3.50%, due 3/6/21	652,341
Financial Intermediaries (0.2%)
552,007	First Data Corporation, Term Loan, 3.65%, due 3/24/17	550,727
Health Care (1.3%)
718,200	CHS/Community Health, Term Loan D, 4.25%, due 1/27/21	720,663
1,625,091	Multiplan, Inc., Term Loan, 4.00%, due 3/31/21	1,616,088
1,536,490	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	1,537,766
		3,874,517
Lodging & Casinos (0.9%)
1,750,613	Mohegan Tribal Gaming, Term Loan B, 5.50%, due 11/19/19	1,775,121
954,023	Station Casinos, Term Loan B, 4.25%, due 3/2/20	954,195
		2,729,316
Nonferrous Metals—Minerals (0.8%)
1,059,620	Arch Coal, Term Loan, 6.25%, due 5/16/18	1,029,156
1,174,100	Peabody Energy Corp., Term Loan, 4.25%, due 9/24/20	1,172,421
		2,201,577

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Radio & Television (1.7%)
$2,141,039	Clear Channel, Term Loan B, 3.80%, due 1/29/16	$2,122,648
1,612,000	Clear Channel, Term Loan D, 6.90%, due 1/30/19	1,598,362
997,961	Clear Channel, Term Loan E, 7.65%, due 7/30/19	999,497
243,540	Univision Communications Inc., Term Loan, 4.00%, due 3/1/20	242,208
		4,962,715
	Total Bank Loan Obligations (Cost $23,088,283)	23,376,184
Corporate Debt Securities (133.4%)
Aerospace & Defense (0.6%)
1,810,000	Bombardier, Inc., Senior Unsecured Notes, 6.00%, due 10/15/22	1,841,675	ñ
Airlines (0.4%)
1,085,000	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	1,102,631	ñ
Auto Loans (0.2%)
445,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.25%, due 5/15/18	449,450
165,000	General Motors Financial Co., Inc., Guaranteed Notes, 4.25%, due 5/15/23	161,906
		611,356
Automakers (0.9%)
1,120,000	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	1,226,400
830,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	1,251,243
		2,477,643
Building & Construction (2.5%)
155,000	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	152,869
2,025,000	D.R. Horton, Inc., Guaranteed Notes, 5.75%, due 8/15/23	2,151,562
790,000	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	835,425
1,545,000	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	1,506,375
570,000	Ryland Group, Inc., Guaranteed Notes, 5.38%, due 10/1/22	564,300
490,000	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	580,650
1,355,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., Guaranteed Notes, 5.25%, due 4/15/21	1,368,550	ñ
		7,159,731
Building Materials (1.6%)
1,990,000	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	2,397,950
2,050,000	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	2,183,250	ñ
		4,581,200
Chemicals (2.0%)
555,000	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	607,725
1,775,000	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	1,979,125
2,390,000	PQ Corp., Secured Notes, 8.75%, due 5/1/18	2,605,100	ñ
535,000	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	587,162	ñ
		5,779,112

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Computer Hardware (0.6%)
$1,505,000	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	$1,687,481
170,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, due 6/1/23	170,213	ñ
		1,857,694
Consumer—Commercial Lease Financing (8.5%)
1,540,000	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	1,719,025
2,730,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	3,299,887	ØØ
1,145,000	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	1,228,013
1,830,000	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	2,042,737	ñ
2,150,000	CIT Group, Inc., Senior Unsecured Notes, 3.88%, due 2/19/19	2,174,187
935,000	CIT Group, Inc., Senior Unsecured Notes, 5.38%, due 5/15/20	998,113
765,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	839,588
1,640,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,949,550
540,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 3.88%, due 4/15/18	548,100
1,420,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,567,325
1,110,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	1,359,750
1,325,000	SLM Corp., Senior Unsecured Medium-Term Notes, 5.50%, due 1/15/19	1,402,654
3,465,000	SLM Corp., Senior Unsecured Medium-Term Notes, 4.88%, due 6/17/19	3,564,106	ØØ
2,000,000	SLM Corp., Senior Unsecured Medium-Term Notes, 6.13%, due 3/25/24	1,987,000
		24,680,035
Consumer—Products (0.2%)
465,000	Alphabet Holding Co., Inc., Senior Unsecured Notes, 7.75%, due 11/1/17	481,275	[c]
Department Stores (0.7%)
2,045,000	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	1,886,513
Electric—Generation (4.3%)
396,000	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	434,115	ñ
345,000	Calpine Corp., Senior Secured Notes, 7.50%, due 2/15/21	376,913	ñ
395,000	Calpine Corp., Senior Secured Notes, 6.00%, due 1/15/22	419,688	ñ
890,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,007,925
1,655,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 5/15/19	1,722,027
2,775,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	3,062,906
3,460,000	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	3,836,275	ØØ
1,715,000	NRG Energy, Inc., Guaranteed Notes, 6.25%, due 7/15/22	1,772,881	ñ
		12,632,730
Electronics (0.9%)
415,000	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	436,788
1,090,000	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	1,095,450
412,000	Freescale Semiconductor, Inc., Guaranteed Notes, 8.05%, due 2/1/20	450,110
720,000	Freescale Semiconductor, Inc., Senior Secured Notes, 6.00%, due 1/15/22	752,400	ñ
		2,734,748

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Energy—Exploration & Production (15.8%)
$1,545,000	Antero Resources Corp., Guaranteed Notes, 5.13%, due 12/1/22	$1,558,519	ñØ
540,000	Antero Resources Finance Corp., Guaranteed Notes, 5.38%, due 11/1/21	552,150	ñ
1,535,000	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,721,119
1,060,000	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,191,175
272,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 11/15/20	308,720
835,000	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	914,325
1,555,000	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, due 4/15/22	1,556,944
500,000	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	531,250
1,114,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	1,159,952
755,000	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	830,500
1,365,000	Denbury Resources, Inc., Guaranteed Notes, 5.50%, due 5/1/22	1,380,356	Ø
4,027,000	EP Energy LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	4,641,117
2,560,000	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	2,604,800	ØØ
1,970,000	EXCO Resources, Inc., Guaranteed Notes, 8.50%, due 4/15/22	2,024,175
5,000,000	Linn Energy LLC, Guaranteed Notes, 7.25%, due 11/1/19	5,168,750	ñ
1,610,000	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,736,787
4,406,000	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	4,714,420
4,315,000	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	4,627,837
625,000	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	651,563
590,000	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	631,300
1,085,000	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	1,103,988
1,245,000	Rosetta Resources, Inc., Guaranteed Notes, 5.88%, due 6/1/22	1,269,900
3,130,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	3,325,625
135,000	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	146,138
700,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	742,000
910,000	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, due 3/15/19	957,775
		46,051,185
Food & Drug Retailers (0.8%)
750,000	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	855,000
1,442,000	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	1,593,410
		2,448,410
Gaming (8.4%)
1,055,000	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	1,147,312
435,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.38%, due 11/1/18	450,225	ñ
1,790,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 4.88%, due 11/1/20	1,848,175	ñ
670,000	GLP Capital L.P./GLP Financing II, Inc., Guaranteed Notes, 5.38%, due 11/1/23	690,100	ñ
3,300,000	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	3,770,250	ñ
780,000	Isle of Capri Casinos, Inc., Guaranteed Notes, 5.88%, due 3/15/21	778,050
1,245,000	MGM Resorts Int'l, Guaranteed Notes, 8.63%, due 2/1/19	1,486,219
615,000	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	713,708	ØØ
1,305,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	1,308,262	ñ
2,630,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 9.75%, due 9/1/21	2,893,000
1,135,000	MTR Gaming Group, Inc., Secured Notes, 11.50%, due 8/1/19	1,276,875
1,520,000	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	1,634,000	ñ
1,210,000	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	1,312,850
960,000	PNK Finance Corp., Guaranteed Notes, 6.38%, due 8/1/21	1,008,000	ñ
1,870,000	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	2,000,900
1,916,000	Wynn Las Vegas LLC, Unsecured Notes, 7.75%, due 8/15/20	2,117,372
		24,435,298

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)
PRINCIPAL AMOUNT		VALUE†
Gas Distribution (5.8%)
$420,000	Access Midstream Partners L.P., Guaranteed Notes, 5.88%, due 4/15/21	$447,300
960,000	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	1,038,000
570,000	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	577,125
540,000	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 3/15/24	537,300
2,090,000	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	2,272,875
2,207,000	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	2,427,700
495,000	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.80%, due 8/1/31	531,128
960,000	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,106,400
1,460,000	Ferrellgas L.P./Ferrellgas Finance Corp., Senior Unsecured Notes, 6.75%, due 1/15/22	1,536,650	ñ
853,000	MarkWest Energy Partners L.P., Guaranteed Notes, 4.50%, due 7/15/23	831,675
1,500,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.88%, due 12/1/18	1,591,875
455,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 6.50%, due 7/15/21	489,125
700,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.88%, due 3/1/22	733,250
510,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 5.50%, due 4/15/23	516,375
685,000	Regency Energy Partners L.P./Regency Energy Finance Corp., Guaranteed Notes, 4.50%, due 11/1/23	645,613
958,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	1,015,480
487,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	535,700
		16,833,571
Health Facilities (10.3%)
680,000	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	714,850
660,000	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	721,875
605,000	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/1/21	617,100	ñ
1,535,000	CHS/Community Health Systems, Inc., Guaranteed Notes, 6.88%, due 2/1/22	1,590,644	ñ
5,000,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	5,325,000
1,160,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,154,200
1,370,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.75%, due 8/15/22	1,450,487
600,000	HCA Holdings, Inc., Senior Unsecured Notes, 6.25%, due 2/15/21	633,750
860,000	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	958,900
775,000	HCA, Inc., Senior Secured Notes, 5.00%, due 3/15/24	769,188
3,395,000	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	3,607,187
1,375,000	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	1,513,187
555,000	Tenet Healthcare Corp., Senior Unsecured Notes, 5.00%, due 3/1/19	556,388	ñ
670,000	Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 2/1/20	703,500
970,000	Tenet Healthcare Corp., Senior Secured Notes, 6.00%, due 10/1/20	1,018,500	ñ
4,625,000	Tenet Healthcare Corp., Senior Unsecured Notes, 8.13%, due 4/1/22	5,133,750
1,665,000	Tenet Healthcare Corp., Senior Unsecured Notes, 6.88%, due 11/15/31	1,546,369
1,890,000	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	2,109,712
		30,124,587
Health Services (0.5%)
839,000	Emergency Medical Services Corp., Guaranteed Notes, 8.13%, due 6/1/19	891,438
670,000	Service Corp. Int'l, Senior Unsecured Notes, 5.38%, due 5/15/24	675,025	ñØ
		1,566,463

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)
PRINCIPAL AMOUNT		VALUE†
Investments & Misc. Financial Services (1.0%)
$1,110,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 4.88%, due 3/15/19	$1,125,263	ñ
1,820,000	Walter Investment Management Corp., Guaranteed Notes, 7.88%, due 12/15/21	1,806,350	ñ
		2,931,613
Leisure (0.6%)
1,155,000	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	1,227,188
535,000	Cedar Fair L.P., Guaranteed Notes, 5.25%, due 3/15/21	543,025
		1,770,213
Machinery (1.5%)
2,235,000	Case New Holland Industrial, Inc., Guaranteed Notes, 7.88%, due 12/1/17	2,626,125	ØØ
725,000	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	775,750
870,000	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	976,575
		4,378,450
Managed Care (0.3%)
830,000	MPH Acquisition Holdings LLC, Guaranteed Notes, 6.63%, due 4/1/22	859,050	ñ
Media—Broadcast (4.4%)
797,000	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	892,640
515,000	AMC Networks, Inc., Guaranteed Notes, 4.75%, due 12/15/22	513,712
1,000,000	CCU Escrow Corp., Senior Secured Notes, 10.00%, due 1/15/18	985,000	ñ
452,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 6.88%, due 6/15/18	433,920
815,000	Clear Channel Communications, Inc., Senior Secured Notes, 9.00%, due 12/15/19	867,975
4,452,000	Clear Channel Communications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	5,014,065
265,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 7.25%, due 10/15/27	234,525
2,200,000	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	2,343,000
1,205,000	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,287,844	ñ
375,000	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	412,031	ñ
		12,984,712
Media—Cable (7.1%)
1,075,000	Altice SA, Guaranteed Notes, 7.75%, due 5/15/22	1,120,688	ñØ
1,040,000	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	1,140,100
655,000	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	655,000
1,727,000	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	1,809,032	ñ
1,339,000	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 5.13%, due 12/15/21	1,305,525	ñ
615,000	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	711,094
1,030,000	DISH DBS Corp., Guaranteed Notes, 4.25%, due 4/1/18	1,076,350
3,040,000	DISH DBS Corp., Guaranteed Notes, 5.13%, due 5/1/20	3,192,000	ØØ
1,505,000	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	1,700,650
800,000	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	863,000
655,000	DISH DBS Corp., Guaranteed Notes, 5.00%, due 3/15/23	668,100
1,805,000	Numericable Group SA, Senior Secured Notes, 4.88%, due 5/15/19	1,823,050	ñØ
2,170,000	Numericable Group SA, Senior Secured Notes, 6.00%, due 5/15/22	2,221,537	ñØ
510,000	Numericable Group SA, Senior Secured Notes, 6.25%, due 5/15/24	522,113	ñØ
1,115,000	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	1,190,262	ñ
685,000	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.38%, due 4/15/21	702,125	ñ
		20,700,626

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Media—Diversified (1.5%)
$840,000	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	$882,000
1,740,000	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 10/15/19	1,811,775	ñ
1,130,000	Gannett Co., Inc., Guaranteed Notes, 5.13%, due 7/15/20	1,169,550	ñ
615,000	IAC/InterActiveCorp, Guaranteed Notes, 4.88%, due 11/30/18	642,675
		4,506,000
Media—Services (1.5%)
1,190,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	1,282,225
495,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	527,175
1,800,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,926,000
630,000	Nielsen Finance LLC, Guaranteed Notes, 5.00%, due 4/15/22	631,575	ñ
		4,366,975
Medical Products (0.4%)
860,000	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	937,400
85,000	Fresenius US Finance II, Inc., Guaranteed Notes, 4.25%, due 2/1/21	85,425	ñ
		1,022,825
Metals—Mining Excluding Steel (3.6%)
1,315,000	Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	1,236,100
3,285,000	Alpha Natural Resources, Inc., Guaranteed Notes, 6.00%, due 6/1/19	2,496,600
1,615,000	Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	1,191,062
1,735,000	Arch Coal, Inc., Guaranteed Notes, 9.88%, due 6/15/19	1,492,100
1,172,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	887,790
1,060,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	792,350
1,445,000	CONSOL Energy, Inc., Guaranteed Notes, 5.88%, due 4/15/22	1,488,350	ñ
300,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 8.25%, due 11/1/19	331,500	ñ
940,000	Walter Energy, Inc., Guaranteed Notes, 8.50%, due 4/15/21	559,300
		10,475,152
Packaging (5.3%)
5,040,000	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	5,846,400	ØØ
390,000	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 5.63%, due 12/15/16	398,288	ñ
765,000	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	787,950	ñ
2,065,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	2,266,337
3,650,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	4,051,500
535,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	556,400
905,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	974,006
550,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	594,688
		15,475,569
Pharmaceuticals (3.1%)
770,000	Endo Health Solutions, Inc., Guaranteed Notes, 7.00%, due 7/15/19	827,750
1,695,000	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	1,872,975	ñ
750,000	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 8/15/18	811,875	ñ
768,000	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	810,240	ñ
4,380,000	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.38%, due 10/15/20	4,708,500	ñ
		9,031,340

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Printing & Publishing (3.0%)
$921,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	$1,068,360
2,610,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	3,105,900
1,755,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	2,005,087
950,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	1,087,750
285,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.00%, due 2/15/22	313,500
605,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.50%, due 11/15/23	636,763
540,000	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 6.00%, due 4/1/24	544,050
		8,761,410
Railroads (0.4%)
1,220,000	Florida East Coast Holdings Corp., Senior Secured Notes, 6.75%, due 5/1/19	1,253,550	ñ
Real Estate Dev. & Mgt. (0.4%)
1,100,000	Realogy Group LLC, Senior Secured Notes, 7.63%, due 1/15/20	1,226,500	ñ
Software—Services (7.9%)
1,280,000	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	1,296,000
810,125	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	818,226	[c]
760,000	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	865,450	ñ
755,000	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	809,738	ñ
2,630,000	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	3,004,775
3,855,000	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	4,626,000
1,135,000	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	1,286,806
850,000	First Data Corp., Guaranteed Notes, 11.75%, due 8/15/21	905,250
4,885,000	Sophia Holding Finance L.P./Sophia Holding Finance, Inc., Guaranteed Notes, 9.63%, due 12/1/18	5,092,612	ñc
1,010,000	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	1,123,625	ñ
1,810,000	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	1,895,975
515,000	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	562,638
810,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	878,850
		23,165,945
Specialty Retail (1.5%)
825,000	L Brands, Inc., Guaranteed Notes, 5.63%, due 10/15/23	860,063
239,000	Limited Brands, Inc., Guaranteed Notes, 6.63%, due 4/1/21	267,381
225,000	Limited Brands, Inc., Guaranteed Notes, 5.63%, due 2/15/22	236,531
1,085,000	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., Senior Unsecured Notes, 7.50%, due 8/1/18	1,117,550	ñc
1,685,000	Party City Holdings, Inc., Guaranteed Notes, 8.88%, due 8/1/20	1,878,775
		4,360,300
Steel Producers—Products (2.0%)
3,435,000	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	3,641,100
2,200,000	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	2,304,500
		5,945,600

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Support—Services (5.5%)
$355,000	APX Group, Inc., Senior Secured Notes, 6.38%, due 12/1/19	$361,213
1,840,000	APX Group, Inc., Guaranteed Notes, 8.75%, due 12/1/20	1,876,800
730,000	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	773,800
1,295,000	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,424,500
450,000	Iron Mountain, Inc., Senior Subordinated Notes, 8.38%, due 8/15/21	474,750
2,285,000	Iron Mountain, Inc., Guaranteed Notes, 5.75%, due 8/15/24	2,256,437
4,245,000	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	4,579,294
1,555,000	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	1,640,525
750,000	United Rental N.A., Inc., Guaranteed Notes, 7.38%, due 5/15/20	830,625
1,610,000	United Rental N.A., Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	1,801,187
		16,019,131
Telecom—Integrated Services (10.5%)
485,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	520,163
4,900,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	4,805,062
2,569,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	2,658,915	ØØ
665,000	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	689,938
810,000	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	891,000
1,035,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	1,107,450
2,280,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 5.50%, due 8/1/23	2,231,550	ñ
1,225,000	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	1,277,063
1,125,000	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	1,181,250
2,231,000	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	2,465,255
2,175,000	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	2,378,906
1,590,000	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,780,800
1,650,000	tw telecom holdings, Inc., Guaranteed Notes, 5.38%, due 10/1/22	1,674,750
1,994,000	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	1,995,854
1,025,000	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	1,177,469
1,570,000	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	1,699,525
2,065,000	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	2,204,387
		30,739,337
Telecom—Wireless (6.5%)
455,000	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	477,750
2,175,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,147,812	ØØ
2,515,000	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	2,813,656
1,605,000	Sprint Corp., Guaranteed Notes, 7.88%, due 9/15/23	1,769,512	ñ
1,640,000	Sprint Corp., Guaranteed Notes, 7.13%, due 6/15/24	1,722,000	ñ
475,000	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	578,906	ñ
895,000	Sprint Nextel Corp., Senior Unsecured Notes, 7.00%, due 8/15/20	973,313
890,000	T-Mobile USA, Inc., Guaranteed Notes, 6.46%, due 4/28/19	943,400
1,945,000	T-Mobile USA, Inc., Guaranteed Notes, 6.54%, due 4/28/20	2,090,875
870,000	T-Mobile USA, Inc., Guaranteed Notes, 6.25%, due 4/1/21	926,550
1,300,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, due 4/28/21	1,404,000
485,000	T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	509,856
1,105,000	T-Mobile USA, Inc., Guaranteed Notes, 6.73%, due 4/28/22	1,192,019
650,000	T-Mobile USA, Inc., Guaranteed Notes, 6.84%, due 4/28/23	699,563
645,000	T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	676,444
		18,925,656
Theaters & Entertainment (0.4%)
1,205,000	Activision Blizzard, Inc., Guaranteed Notes, 5.63%, due 9/15/21	1,284,831	ñ
Total Corporate Debt Securities (Cost $373,045,203)

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont'd)

NUMBER OF SHARES	VALUE†
Short-Term Investments (4.8%)
13,979,589	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $13,979,589)	$13,979,589
Total Investments (146.2%) (Cost $410,113,075)	426,826,415	##
Liabilities, less cash, receivables and other assets [(34.2%)]	(99,814,763	)±
Liquidation Value of Mandatory Redeemable Preferred Shares [(12.0%)]	(35,000,000)
Total Net Assets Applicable to Common Shareholders (100.0%)	$292,011,652

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman High Yield Strategies Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of the Fund's investments in interest rate swap contracts is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2014:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations^	$—	$23,376,184	$—	$23,376,184
Corporate Debt Securities^	—	389,470,642	—	389,470,642
Short-Term Investments	—	13,979,589	—	13,979,589
Total Investments	$—	$426,826,415	$—	$426,826,415

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 4/30/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/14
Investments in Securities
Corporate Debt Securities
Airlines	$1,508,616	$—	$113,055	$(89,215)	$—	$(1,532,456)	$—	$—	$—	$—
Total	$1,508,616	$—	$113,055	$(89,215)	$—	$(1,532,456)	$—	$—	$—	$—

The Fund had no transfers between Levels 1, 2 and 3 during the six months ended April 30, 2014.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(2,218,149)	$—	$(2,218,149)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##  At April 30, 2014, the cost of investments for U.S. federal income tax purposes was $410,119,104. Gross unrealized appreciation of investments was $18,919,547 and gross unrealized depreciation of investments was $2,212,236, resulting in net unrealized appreciation of $16,707,311 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2014, these securities amounted to $90,793,750 or 31.1% of net assets applicable to common shareholders.

Ø  All or a portion of this security was purchased on a when-issued basis. At April 30, 2014 these securities amounted to $7,406,356 or 2.5% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and delayed delivery purchase commitments. In addition, the Fund had deposited $2,173,719 in a segregated account for interest rate swap contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2014, and their final maturity dates.

c  Payment-in-kind security for which part of the income earned may be paid as additional principal.

¢  All or a portion of this security was purchased on a delayed delivery basis.

^^  All or a portion of this security has not settled as of April 30, 2014 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

±  See Note A-10 in the Notes to Financial Statements for the Fund's open positions in derivatives at April 30, 2014.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
April 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$426,826,415
Cash	120,300
Deposits with brokers for open swap contracts	2,173,719
Interest receivable	7,108,162
Receivable for securities sold	616,641
Prepaid expenses and other assets	215,361
Total Assets	437,060,598
Liabilities
Notes payable (Note A)	90,000,000
Mandatory Redeemable Preferred Shares Series B ($25,000 liquidation value per share; 1,400 shares issued and outstanding) (Note A)	35,000,000
Interest rate swaps, at value (Note A)	2,218,149
Distributions payable—preferred shares	79,374
Distributions payable—common shares	47,272
Payable for securities purchased	17,232,304
Payable to investment manager (Note B)	205,515
Payable to administrator (Note B)	17,126
Payable to directors	1,536
Interest payable	111,104
Accrued expenses and other payables	136,566
Total Liabilities	145,048,946
Net Assets applicable to Common Shareholders	$292,011,652
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$293,354,841
Undistributed net investment income (loss)	697,516
Accumulated net realized gains (losses) on investments	(16,499,447)
Net unrealized appreciation (depreciation) in value of investments	14,458,742
Net Assets applicable to Common Shareholders	$292,011,652
Common Shares Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585
Net Asset Value Per Common Share Outstanding	$14.94
*Cost of Investments	$410,113,075
See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
For the Six Months Ended April 30, 2014
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$13,643,739
Foreign taxes withheld (Note A)	(25)
Total income	$13,643,714
Expenses:
Investment management fees (Note B)	1,229,370
Administration fees (Note B)	102,447
Audit fees	31,414
Basic maintenance expense (Note A)	12,397
Custodian and accounting fees	81,117
Insurance expense	6,235
Legal fees	46,898
Shareholder reports	29,974
Stock exchange listing fees	4,624
Stock transfer agent fees	12,427
Interest expense (Note A)	664,879
Distributions to mandatory redeemable preferred shareholders (Note A)	465,423
Directors' fees and expenses	17,751
Miscellaneous	13,832
Total net expenses	2,718,788
Net investment income (loss)	$10,924,926
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,220,546
Interest rate swap contracts	(700,855)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,918,873
Interest rate swap contracts	542,050
Net gain (loss) on investments	4,980,614
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$15,905,540

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD STRATEGIES FUND INC.
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$10,924,926	$22,485,067
Net realized gain (loss) on investments	2,519,691	10,064,753
Change in net unrealized appreciation (depreciation) of investments	2,460,923	1,844,458
Distributions to Preferred Shareholders From (Note A):
Net investment income	—	(768,900)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	15,905,540	33,625,378
Distributions to Common Shareholders From (Note A):
Net investment income	(10,551,916)	(21,103,832)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	5,353,624	12,521,546
Net Assets Applicable to Common Shareholders:
Beginning of period	286,658,028	274,136,482
End of period	$292,011,652	$286,658,028
Undistributed net investment income (loss) at end of period	$697,516	$324,506

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
For the Six Months Ended April 30, 2014
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$15,905,540
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(147,768,843)
Proceeds from disposition of investment securities	142,960,170
Purchase/sale of short-term investment securities, net	(12,587,702)
Decrease in net interest payable/receivable on interest rate swap contracts	(6,763)
Decrease in interest receivable	65,215
Decrease in prepaid expenses and other assets	2,065
Decrease in receivable for securities sold	6,496,162
Decrease in deposits with brokers for open swap contracts	427,301
Decrease in accumulated unpaid dividends on Preferred Shares	(3,011)
Increase in payable for securities purchased	9,210,946
Decrease in interest payable	(4,744)
Net amortization of discount on investments	492,240
Decrease in accrued expenses and other payables	(33,204)
Unrealized appreciation on securities	(1,918,873)
Unrealized appreciation on interest rate swap contracts	(542,050)
Net realized gain from investments	(3,220,546)
Net realized loss from interest rate swap contracts	700,855
Net cash provided by operating activities	$10,174,758
Cash flows from financing activities:
Cash distributions paid on Common Shares	(10,559,053)
Net cash used in financing activities	(10,559,053)
Net increase (decrease) in cash	(384,295)
Cash:
Beginning balance	504,595
Ending balance	$120,300
Supplemental disclosure
Cash paid for interest	$669,623

See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Fund was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Management is the investment manager to the Fund. Neuberger Berman Fixed Income LLC ("NBFI") is the sub-adviser to the Fund. The Fund's common shares are listed on the NYSE MKT under the symbol NHS. After the close of business on August 6, 2010, Neuberger Berman High Yield Strategies Fund ("Old NHS") merged with and into the Fund. After Old NHS merged with and into the Fund, Neuberger Berman Income Opportunity Fund Inc. ("NOX") merged with and into the Fund. The historical performance and financial statement history prior to August 6, 2010 are those of Old NHS. For periods prior to August 6, 2010, the term the "Fund" will refer to Old NHS.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: income recognized on interest rate swaps, distributions in excess of current earnings and non-deductible restructuring costs. These reclassifications had no effect on net income, net asset value ("NAV") applicable to common shareholders or NAV per common share of the Fund. For the year ended October 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(675,972)	$(640,573)	$1,316,545

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Tax Return of Capital		Total
2013	2012	2013	2012	2013	2012	2013	2012
$21,986,079	$22,775,640	$—	$—	$—	$—	$21,986,079	$22,775,640

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$12,442,765	$(19,002,784)	$(136,794)	$(6,696,813)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, delayed settlement compensation on bank loans, distribution payments, income recognized on interest rate swaps and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2015		2016		2017
$9,942,117	(1)	$4,971,059	(1)	$4,089,608

(1)  The capital loss carryforwards shown above include $9,942,117 and $4,971,059 expiring in 2015 and 2016, respectively, which were acquired on August 6, 2010 in the merger with NOX. The use of these losses to offset future gains may be limited.

During the year ended October 31, 2013, the Fund utilized capital loss carryforwards of $11,384,160.

5  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund's distributions for the calendar year 2014 will be reported to Fund shareholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of the U.S. Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

On April 30, 2014, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on May 30, 2014 to shareholders of record on May 15, 2014, with an ex-date of May 13, 2014. Subsequent to April 30, 2014, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on June 30, 2014 to shareholders of record on June 16, 2014, with an ex-date of June 12, 2014.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: In September 2008, Old NHS entered into a Master Note Purchase Agreement and a Master Securities Purchase Agreement pursuant to which it could issue privately placed notes ("Old NHS PNs") and privately placed perpetual preferred shares ("Old NHS PPS"). In November 2008, Old NHS issued Old NHS PNs with an aggregate principal value of $45,900,000 and issued 492 Old NHS PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding Money Market Cumulative Preferred Shares.

On August 6, 2010, each of Old NHS and NOX merged with and into the Fund. In connection with the mergers, the Fund issued 1,087 Perpetual Preferred Shares, Series A ("PPS") with an aggregate liquidation preference of $27,175,000 to preferred shareholders of Old NHS and NOX in exchange for their Old NHS PPS and NOX preferred shares. In connection with the mergers, the Fund also assumed the Old NHS PNs and the notes that NOX had previously issued ("NOX Notes"). On September 30, 2010, the Fund issued privately placed notes ("PNs") with an aggregate principal value of $82,600,000 to holders of Old NHS PNs and NOX Notes in exchange for their Old NHS PNs and NOX Notes.

In September 2013, the Fund issued privately placed notes ("New PNs") with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B ("MRPS" and, together with the New PNs, "Private Securities") with an aggregate value of $35,000,000 to holders of the PNs and PPS and used the proceeds to redeem and prepay their PNs and PPS and increase the Fund's leverage.

The New PNs and MRPS have a maturity date of September 18, 2023. The interest on the New PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("MRPS Liquidation Value"). Distributions on the MRPS are accrued daily and paid quarterly. The PNs and PPS had these same terms. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

For the six months ended April 30, 2014, the distribution rate on the MRPS ranged from 2.63% to 2.65% and the interest rate on the New PNs ranged from 1.43% to 1.45%.

The table below sets forth key terms of the MPRS.

Series	Mandatory Redemption Date	Interest Rate		Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series B	9/18/23	2.63	%*	1,400	$35,000,000	$35,000,000

*  Floating rate effective for the six months ended April 30, 2014.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the New PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem MRPS or prepay the New PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of MRPS at MRPS Liquidation Value and certain expenses and/or mandatory prepayment of New PNs at par plus accrued but unpaid interest and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on MRPS for two consecutive years.

9  Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund's investment manager.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10  Derivative instruments: During the six months ended April 30, 2014, the Fund's use of derivatives, as described below, was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligations on the Fund's Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2014, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$25,000,000	March 18, 2015	1.677%	.235	%(2)	$(42,916)	$(315,124)	$(358,040)
Citibank, N.A.	25,000,000	August 9, 2015	1.120%	.237	%(3)	(49,842)	(261,318)	(311,160)
Citibank, N.A.	50,000,000	December 7, 2015	1.883%	.234	%(4)	(353,611)	(1,195,338)	(1,548,949)
						$(446,369)	$(1,771,780)	$(2,218,149)

(1)  The notional amount at period end is indicative of the volume throughout the period.

(2)  90 day LIBOR at March 14, 2014.

(3)  90 day LIBOR at February 6, 2014.

(4)  90 day LIBOR at March 5, 2014.

At April 30, 2014, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives
	Interest Rate Risk	Statement of Assets and Liabilities Location
Interest Rate Swap Contracts	$(2,218,149)	Interest rate swaps, at value(1)
Total Value	$(2,218,149)

(1)  "Interest Rate Swap Contracts" reflects the appreciation (depreciation) of the interest rate swap contracts plus accrued interest as of April 30, 2014 which is reflected in the Statement of Assets and Liabilities under the caption "Interest rate swaps, at value (Note A)."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2014, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contracts	$(700,855)	Net realized gain (loss) on: interest rate swap contracts
Total Realized Gain (Loss)	$(700,855)
Change in Appreciation (Depreciation)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contracts	$542,050	Change in net unrealized appreciation (depreciation) in value of: interest rate swap contracts
Total Change in Appreciation (Depreciation)	$542,050

During the current reporting period, the Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2014.

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Swap Contracts	$(2,218,149)	$—	$(2,218,149)
Total	$(2,218,149)	$—	$(2,218,149)

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(b)
Citibank, N.A.	$(2,218,149)	$—	$2,173,719	$(44,430)
Total	$(2,218,149)	$—	$2,173,719	$(44,430)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2014.

11  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12  Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private

Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the New PNs and the AA rating on the MRPS Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense (Note A)."

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at an annual percentage rate of 0.15% of the Fund's average daily Managed Assets.

Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Note C—Securities Transactions:

During the six months ended April 30, 2014, there were purchases and sales of long-term securities (excluding interest rate swap contracts) of $118,149,941 and $113,957,282, respectively.

Note D—Capital:

At April 30, 2014 the common shares outstanding and the common shares of the Fund owned by Neuberger, an affiliate of Management, were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
19,540,585	—

There were no transactions in common shares for the six months ended April 30, 2014 and for the year ended October 31, 2013.

Note E—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued "Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after

December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

High Yield Strategies Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

	Six Months Ended April 30,		Year Ended October 31,			Period from January 1, 2010 to October 31,		Year Ended December 31,
	2014		2013	2012	2011	2010^^^		2009	2008
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$14.67		$14.03	$13.00	$13.82	$12.54		$7.42	$13.23
Net Investment Income¢	0.56		1.15	1.17	1.34	1.19		1.43	1.52
Net Gains or Losses on Securities (both realized and unrealized)	0.25		0.61	1.03	(0.83)	1.20		4.97	(5.74)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	—		(0.04)	(0.05)	(0.05)	(0.03)		(0.04)	(0.27)
Total From Investment Operations Applicable to Common Shareholders	0.81		1.72	2.15	0.46	2.36		6.36	(4.49)
Less Distributions to Common Shareholders From:
Net Investment Income	(0.54)		(1.08)	(1.12)	(1.28)	(1.08)		(1.26)	(1.22)
Tax Return of Capital	—		—	—	—	—		—	(0.10)
Total Distributions to Common Shareholders	(0.54)		(1.08)	(1.12)	(1.28)	(1.08)		(1.26)	(1.32)
Accretive Effect of Tender Offer	—		—	—	—	—		0.02 ##	—
Common Share Net Asset Value, End of Period	$14.94		$14.67	$14.03	$13.00	$13.82		$12.54	$7.42
Common Share Market Value, End of Period	$13.71		$13.56	$14.18	$13.55	$14.04		$11.95	$6.38
Total Return, Common Share Net Asset Value†	5.98	%**	13.18%	17.24%	3.34%	19.78	%**	92.44%	(35.32)%
Total Return, Common Share Market Value†	5.22	%**	3.51%	13.68%	6.03%	27.69	%**	113.27%	(37.75)%
Ratios/Supplemental Data††
Ratios are Calculated Using Average Net Assets
Applicable to Common Shareholders
Ratio of Gross Expenses#Ø	1.90	%*	1.73%	1.81%	1.75%	2.02	%*	2.65%	1.81%
Ratio of Net Expenses§Ø	1.90	%*	1.73%	1.76%	1.68%	1.95	%*‡‡	2.60%	1.80%
Ratio of Net Investment Income	7.64	%*	8.02%	8.79%	9.86%	11.02	%*	14.30%	13.43%
Portfolio Turnover Rate	28	%**	69%	94%	100%	130	%**ØØ	159%	122%
Net Assets Applicable to Common Shares, End of Period (000's)	$292,012		$286,658	$274,136	$253,170	$267,819		$138,293	$90,907
Preferred Shares
Preferred Shares Outstanding,¢¢ End of Period (000's)	$35,000		$35,000	$27,175	$27,175	$27,175		$12,300	$12,300
Asset Coverage Per Share@	$233,636		$229,815	$277,268	$257,980	$271,454		$306,086	$209,943
Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000		$25,000	$25,000
Notes Payable
Notes Payable Outstanding, End of Period (000's)	$90,000		$90,000	$82,600	$82,600	$82,600		$45,900	$45,900
Asset Coverage Per $1,000 of Notes Payable@@	$4,634		$4,575	$4,649	$4,395	$4,572		$4,281	$3,250

See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund Inc.
(Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses during certain of the periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on MRPS; PPS prior to September 18, 2013; Old NHS's PPS prior to August 6, 2010; MMP prior to November 13, 2008 and MRPS) from the Fund's total assets and dividing by the number of MRPS/PPS/MMP outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on MRPS (PPS prior to September 18, 2013; Old NHS's PPS prior to August 6, 2010; and MMP prior to November 13, 2008) and Private Securities (PNs for the period prior to September 18, 2013) and (Old NHS Notes payable prior to September 29, 2010)) from the Fund's total assets and dividing by the outstanding Notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders (PPS prior to September 18, 2013 and MMP prior to November 13, 2008). Income ratios include income earned on assets attributable to MRPS (PPS prior to September 18, 2013; and MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢  Calculated based on the average number of common shares outstanding during each fiscal period.

¢¢  From October 22, 2003 to November 13, 2008, the Fund had 3,600 MMP outstanding; from November 14, 2008 to August 6, 2010, the Fund had 492 Old NHS PPS outstanding. From August 6, 2010 to September 17, 2013, the Fund had 1,087 PPS outstanding. Since September 18, 2013, the Fund has 1,400 MRPS outstanding (see Note A-8 to Financial Statements).

Ø  Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:

Six Months Ended April 30,	Year Ended October 31,			Period from January 1, 2010 to October 31,	Year Ended December 31,
2014	2013	2012	2011	2010	2009	2008
.47%	.58%	.69%	.61%	.63%	1.05%	.16%

*  Annualized.

**  Not Annualized.

^^^  The Fund's fiscal year end changed from December 31 to October 31.

ØØ  Portfolio turnover excludes purchases and sales by NOX (which merged with and into the Fund on August 6, 2010) prior to the merger date.

‡‡  Includes merger related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the period ended October 31, 2010 would have been 1.81%.

##  The Fund conducted a tender offer to purchase approximately 10% of its outstanding common shares at 98% of the Fund's net asset value ("NAV") per share with final payment of $9.60 per share on May 29, 2009.

Distribution Reinvestment Plan

Computershare Trust Company, N.A (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund's common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Stock Transfer Agent

Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account balances
● income and transaction history
● credit history and credit scores
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions? Call 800.223.6448

This is not part of the Fund's shareholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.
What we do
How does Neuberger Berman protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.
How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
● open an account or provide account information
● seek advice about your investments or give us your income information
● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates' everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Neuberger Berman doesn't jointly market.

This is not part of the Fund's shareholder report.

This page has been left blank intentionally

Neuberger Berman Management LLC

605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

 H0547 06/14

Item 2. Code of Ethics
The Board of Directors ("Board") of Neuberger Berman High Yield Strategies Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds' Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are George W. Morriss and Candace L. Straight. Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services
Only required in the annual report.
Item 5. Audit Committee of Listed Registrants
Only required in the annual report.

Item 6. Schedule of Investments
The complete schedule of investments for the Registrant is disclosed in the Registrant's Semi-Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) During the reporting period the following Portfolio Manager was added to the portfolio management team that shares day-to-day management responsibility of the Registrant's portfolio.  Information regarding the Registrant's other existing Portfolio Managers is only required in the annual report.

Daniel Doyle, CFA, is a Managing Director of Neuberger Berman Management LLC ("NB Management") and Neuberger Berman Fixed Income LLC ("NBFI"). He joined the firm in 2012. Mr. Doyle is a portfolio manager and product specialist for non-investment grade portfolios and also serves on the Firm's credit committee for high yield bonds and bank loans. He has co-managed the Registrant since 2014.  Prior to joining the Firm, he served as a managing director at another firm specializing in high yield sales from 2010 to 2012 and served as a high yield portfolio manager at another firm from 2006 to 2010.
(a)(2) The table below describes the other accounts for which the Daniel Doyle has day-to-day management responsibility as of May 31, 2014.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Daniel J. Doyle
Registered Investment Companies*	5	$5,605	0	0
Other Pooled Investment Vehicles***	8	$21,000	1	655
Other Accounts**, ***	30	$7,655	0	0

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts), which are counted as one account per strategy per managed account platform.
***A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.
Conflicts of Interest
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant's Portfolio Manager is responsible.
NB Management, NBFI and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
(a)(3) Compensation (as of May 31, 2014)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group") and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan.  We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager's compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants.  Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by Daniel Doyle in the Registrant as of May 31, 2014.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Daniel J. Doyle	A

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000

(b) Daniel J. Doyle shares day-to-day management responsibility of the Registrant's portfolio as of the date of the filing of this Form N-CSR.  There have been no additional changes to the Registrant's Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No reportable purchases for the period covered by this report.
Item 10. Submission of Matters to a Vote of Security Holders
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds' Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 2, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2014